UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 3, 2019 (May 28, 2019)

CurAegis Technologies, Inc.

(Exact name of registrant as specified in its charter)

New York	000-24455	16-1509512
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1999 Mt. Read Blvd, Bldg. 3, Rochester, New York		14615
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	585-254-1100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	N/A	N/A

 Item 1.01 Entry into a Material Definitive Agreement.

On May 28, 2019, CurAegis Technologies, Inc. (the “Company") commenced an offering of up to $2.5 million aggregate principal amount of 6% Senior Convertible Promissory Notes and 750,000 shares of Common Stock (the “2019 Convertible Notes and Shares”). The Company’s board of directors approved the offering on April 26, 2019.

The ratio of principal amount of 6% Senior Convertible Promissory Notes to shares of Common Stock to be issued and sold in the offering of 2019 Convertible Notes and Shares is $100,000–to–30,000. The 6% Senior Convertible Promissory Notes have a maturity date of the earlier of: five years from the date of issuance of the notes or five business days after the consummation of the sale of substantially all of the Company’s Aegis division pump and motor technology and related intellectual property (as determined by the Company). The 6% Senior Convertible Promissory Notes have a fixed conversion price equal to the greater of $0.15 per share and the closing market price of the Company’s common stock on the trading day immediately prior to the issuance of the 6% Senior Convertible Promissory Notes. Purchases of the 2019 Convertible Notes and Shares shall be pursuant to a Securities Purchase Agreement (the “2019 SPA”).

The 2019 Convertible Notes and Shares are being offered and sold in a private placement exempt from registration under Section 4(a)(2) of the Securities Act of 1933 (“Securities Act”), as amended, and Rule 506 of Regulation D as promulgated by the United States Securities and Exchange Commission thereunder. The 2019 Convertible Notes and Shares will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This information set forth in this Current Report on Form 8-K is neither an offer to sell, nor a solicitation of an offer to buy, any 2019 Convertible Notes and Shares, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful. The description of the descriptions of the 2019 SPA and 6% Senior Convertible Promissory Notes above are only summaries and are subject to, and qualified in their entirety by reference to, the 2019 SPA and 6% Senior Convertible Promissory Note, copies of which are attached as Exhibits 4.1 and 4.2 and incorporated by reference in this Current Report on Form 8-K..

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated by reference in Item 2.03 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

4.1 Form of 2019 SPA.

4.2 Form of 6% Senior Convertible Promissory Note.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CurAegis Technologies, Inc.

June 3, 2019	By:	/s/ Kathleen A. Browne
Kathleen A. Browne
Chief Financial Officer